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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)       November 19, 1998
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                             PRI Automation, Inc.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Massachusetts                  0-24934                  04-2495703
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(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)



   805 Middlesex Turnpike, Billerica, Massachusetts               01821-3986
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



    Registrant's telephone number, including area code:       (978)670-4270
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                                Not Applicable
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        (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  Other Events.

     On November 19, 1998, the Registrant announced in a press release its financial operating results for the fiscal quarter ended September 30, 1998 and for the fiscal year then ended.

     On November 24, 1998, the Registrant also announced in a press release that it has reached a definitive agreement to acquire Promis Systems Corporation Ltd., a Canadian corporation.

     Copies of the press releases are attached as Exhibits 99.1 & 99.2, respectively, to this Current Report on Form 8-K.

ITEM 7.  Exhibits.

Exhibit
Number     Description
-------    -----------

99.1 Press Release dated November 19, 1998, entitled "PRI Automation Reports Fourth-Quarter and Fiscal 1998 Results"

99.2 Press Release dated November 24, 1998, entitled "PRI Automation to Acquire Promis Systems"



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRI AUTOMATION, INC.


Date: November 24, 1998               By: /s/ Stephen D. Allison
                                         ----------------------------
                                         Stephen D. Allison
                                         Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------

  99.1 Press Release dated November 19, 1998, entitled "PRI Automation Reports Fourth-Quarter and Fiscal 1998 Results"

  99.2 Press Release dated November 24, 1998, entitled "PRI Automation to Acquire Promis Systems"